Exhibit 99.1

Analyst Day JANUARY 20, 2023

Disclaimer This information contained in this presentation is confidential information regarding Movella Inc (“Movella” or the “Company” ) and Pathfinder Acquisition Corporation (“Pathfinder”). Such information is being provided on a strictly confidential basis and may not be published, reproduced, copied or disclosed to any other party without the prior written approval of Movella. The information contained herein does not purport to be all-inclusive and this presentation is made solely for informational purposes and delivered to assist interested parties in their own evaluation with respect to investing in a proposed business combination (the “Business Combination”) between Pathfinder and Movella, and no representation or warranty, express or implied, is made by Movella or any of its representatives as to the information contained these materials or disclosed during any related presentation or discussions. By accepting this presentation, each recipient acknowledges that it will be solely responsible for making its own investigations, including all costs and expenses incurred in connection with such investigations or its investment, if any, and forming its own view as to the condition and prospects of such investment, and the accuracy and completeness of the statements contained herein. This presentation should not be considered a recommendation by Movella, Pathfinder, or its respective affiliates, advisors or representatives to invest in Pathfinder or Movella, and recipients interested in investing are recommended to seek their own independent financial, legal and other advice from persons authorized and specializing, as necessary, in investments of the kind in question and should rely solely on their own judgment, review, and analysis in evaluating the investment. Recipients should be aware that any investment activity exposes them to risk of losing some or all of their investment. Cautionary Note Regarding Forward-Looking Statements This presentation contains statements which describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could,” “potential,” “projection,” “forecast,” “plan,” “trend,” “assumption,” “opportunity,” or similar terminology. Statements other than historical facts, including, but not limited to, those concerning (i) the proposed Business Combination, (ii) the Francisco Partners Financing and any the private placement of securities in connection with the Business Combination, (iii) market conditions, (iv) the revenues, earnings, performance (performance or otherwise), strategies, prospects, anticipated product development timing, market opportunities, and other aspects of the businesses of the Company or (v) trends, consumer or customer preferences or other similar concepts with respect to Pathfinder, the Company or the proposed Business Combination, are based upon management’s current expectations, assumptions and estimates , and are not guarantees of future results or the timing thereof and should not be relied upon as such. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties related to the business of Movella and Pathfinder, including, but limited to, (1) changes in domestic and foreign business, market, financial, political, and legal conditions, (2) the inability of the parties to successfully or timely negotiate and consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination, (3) that approval of stockholders is not obtained, (4) failure to realize the anticipated benefits of the proposed Business Combination, (5) risks relating to the uncertainty of the projected financial information of the Company, (6) the effects of competition on the Company’s business, (7) the amount of redemption requests made by Pathfinder’s public stockholders, (8) the of Pathfinder or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, (9) the impact of the global COVID-19 pandemic, and (10) other risks discussed in Pathfinder’s Registration Statement on Form (File No. 333-252498) under the heading “Risk Factors” and other documents that Pathfinder has filed or will file with the Securities and Exchange Commission. These forward-looking statements are based upon management’s current expectations, assumptions and estimates, and not guarantees of future results or the timing thereof and should not be relied upon as such. Neither Pathfinder nor the Company commits to update or revise the forward looking statements set forth herein, whether as a result of new information, future events or otherwise, as may be required by law. Performance, Statistics and Use of Non-GAAP Financial Measures Past performance is not indicative of future results. This presentation includes certain management estimates or predictions that are not intended to predict the Company’s or Pathfinder’s future results, including expected future revenue and revenue growth, expected gross profit margins, expected operating expenses, expected EBITDA, EBITDA Profitability and EBITDA Margin. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or back-testing or any other information contained herein. Unless otherwise specified herein, performance figures included herein are presented on a forwrd-looking, pro forma basis giving effect to the Business Combination and do not reflect any events subsequent to the date hereof. These estimates have been developed based on a variety of estimates and assumptions about future events that rely significantly on management’s judgment and that, while presented with numerical specificity and considered reasonable by management, are inherently subject to significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the Company’s, Pathfinder’s or any other person’s control, and on estimates and assumptions with respect to future business decisions are subject to change. Some of the data contained herein is derived from information provided by Pathfinder or the Company and various third-party sources and is included herein for illustrative purposes only. The delivery of this presentation shall not under any circumstances, create any implication the presentation is correct in all respects, including as of any time subsequent to the date hereof, and Pathfinder and the Company do not undertake any obligation to update such information at any time after such date. Certain information in this presentation may be based upon information from third-party sources which we consider reliable, but neither Pathfinder nor the Company represents that such information is accurate, complete or sufficient for any purpose and it should not be relied upon as such. There is no guarantee that these estimates or predictions will be ultimately realized or that the Company or Pathfinder will achieve the results reflected therein. As a result, you should not rely on these estimates or predictions. Neither the Company’s independent auditors, nor the independent registered public accounting Pathfinder have audited, reviewed, compiled or performed any procedures with respect to the projections for purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for purpose of this presentation. This presentation includes certain financial measures of Movella not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, gross profit, operating expenses, operating income, EBITDA, EBITDA Margin and EBITDA Profitability in case presented on a non-GAAP basis. A non-GAAP reconciliation is provided on slide 36 hereto. These non-GAAP measures of financial performance may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to revenue, gross profit or net income or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarity-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the usage of those non GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results an d trends in comparing the Company’s financial measures with those of similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non -GAAP financial measures. This presentation has been provided solely for information purposes and does not constitute investment, legal, tax or other advice and nor is it to be relied upon in making an investment decision. The information contained in this presentation is provided only as of the date on which this presentation is made and is subject to change. Neither Pathfinder nor Movella is under any obligation to update or otherwise revise the information after the date of presentation. None of the Company, Pathfinder, or their respective affiliates, advisors or representatives shall have any liability whatsoever for any loss arising from any use of this presentation or its contents or otherwise arising in connection with this presentation.

Disclaimer (cont’d) Additional Information and Where To Find It In connection with the transaction, Pathfinder filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement to be distributed to holders of Pathfinder’s ordinary shares in connection with Pathfinder’s solicitation of proxies for the vote by Pathfinder’s shareholders with respect to the transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Movella’s shareholders in connection with the transaction. On January 13, 2023, the SEC declared the Registration Statement effective, and on January 18, 2023, Pathfinder commenced mailing the definitive proxy statement to holders of its ordinary shares as of the record date established for voting on the transaction. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Pathfinder, Movella, and the transaction. Investors and security holders may obtain free copies of the Registration Statement, preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Pathfinder through the website maintained by the SEC at http://www.sec.gov. The documents filed by Pathfinder with the SEC also may be obtained free of charge at Pathfinder’s website at www.pathfinderacquisition.com or up on written request to Pathfinder at 1950 University Avenue, Suite 350, Palo Alto, CA 94303. Trademarks This presentation contains trademarks and tradenames of Movella and of other parties, and are the property of their respective owners. Third-party logos included herein may represent past customers, present customers or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that either Pathfinder or the Company will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future. Participants in Solicitation Pathfinder and Movella and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the transaction. Information about the directors and executive officers of Pathfinder is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation of the shareholders of Pathfinder and a description of their direct and indirect interests in Pathfinder, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above. Distribution, No Offer or Solicitation The distribution of this presentation may also be restricted by law, and persons into whose possession this presentation comes should inform themselves about and observe any such restrictions. You acknowledge that you are (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that you will neither use, nor cause any third party to use this presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. By accepting this presentation, you agree that you will, and will cause your representatives and advisors to, use this presentation, as well as any information derived by you from this presentation, only for initial due diligence regarding Pathfinder an d the Company in connection with (a) the proposed Business Combination and (b) any proposed private offering of securities to a limited number of investors that qualify as QIBs and Institutional Accredited Investors (each as defined below) and for no other purpose and you will not, and you will cause your representatives and advisors not to, divulge this presentation to any other party. This presentation may not be reproduced or used for any other purpose. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination if it occurs or the accuracy or adequacy of this presentation. This presentation is being distributed to selected recipients only and is not intended for distribution to, or use by any per son or entity in, any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Neither this presentation nor any part or copy of it may be taken or transmitted into the United States or published, released, disclosed or distributed, directly or indirectly, in the United States, except to a limited number of qualified institutional buyers (“QIBs”), as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or institutional “accredited investors” (“Institutional Accredited Investors”) within the meaning of Regulation D under the Securities Act. This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Pathfinder, the Company or any of their respective affiliates. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation, and you should consult your own counsel and tax and financial ad visors as to legal and related matters concerning the matters described herein, and by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision.

Introduction

Movella Digitizes Movement Movella is a leading full-stack provider of sensors, software, and analytics that enable the digitization of movement. Our products, services and solutions enable a wide range of existing and emerging high-growth markets by sensing, capturing, and transforming movement data into meaningful and actionable insights. Our Vision: To move humanity forward by bringing meaning to movement.

The Explosive Potential of Movement Digitization Critical for Next-Gen Entertainment, Gaming, and Live Mass-Market Potential for New Metaverse Streaming Applications Social Media Applications Enable New Frontier of Monetizable Actionable Movement Insights for Digital “Motion IP” for Content Creators Health & Sports Applications 6

Visionary and Experienced Leadership with Compelling Partnership with Leading Technology Investors 7

Investment Highlights A global leader in digitization of movement with highly differentiated and integrated full-stack solutions Critical, scalable enabling technology for multiple high-growth emerging end markets and applications Proprietary technology protected by rich patent portfolio and decades of trade secrets & know-how Attractive financial profile with growth acceleration, high gross margins and operating leverage Capital-efficient financial model and near-term path to profitability(1) (breakeven expected by Q3CY23) Experienced leadership team with track record of scaling global businesses organically and inorganically Profitability is on an Adjusted EBITDA basis. Adjusted EBITDA is a non-GAAP financial measure that 8 represents Movella’s net loss adjusted to exclude (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; and (5) provision for income taxes

Company Overview

Movella at a Glance Movella has a diverse customer base, established leadership presence and path to profitability in its current markets Key Financial Stats Key Business Stats 2021A Revenue by Region CY2022E Revenue Growth $41M 30% 2,000+ 100+ 30% 39% EMEA CY2022E CY2020-2022E Customers Channel Americas Revenue(1) Revenue CAGR Partners 31% APAC 2021A Revenue by End Market Entertainment 62% Q3CY23 200+ 175 26% 38% Sports & Health CY2022E Estimated EBITDA Employees Patents(3) Non-GAAP Gross Margin Breakeven(2) Globally 36% Automation & Mobility Note: The key financial statistics and key business statistics reflect the Company’s estimates solely as of 1/19/23. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information 1) Less than 5% of total revenue is generated from Movella’s #1 customer 2) Breakeven is on an Adjusted EBITDA basis. Adjusted EBITDA is a non-GAAP financial measure that represents Movella’s net loss adjusted to exclude (1) depreciation and amortization; (2) stock- 10 based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; and (5) provision for income taxes 3) Includes 14 pending patents. Patent count as of 10/31/22

# Enabler of New Applications in Massive "Megatrend" Markets



Metaverse
$856B(1)
2025E
Next-Gen Gaming
$457B(1)
2025E
Special Effects
$29B(2)
2022E
Video Games
$217B(3)
2022E
Emerging
Existing
Worker Health
$20B(4)
2025E
Sports Technology
$21B(5)
2022E
Digitization of Movement
Warehouse Robotics
$11B(6)
2022E
Autonomous Robots
$88B(7)
2025E
Work-Related Ergonomics
$50B(8)
2022E
Drones
$33B(9)
2022E
Digital Health
$480B(10)
2025E

Note: Market size estimates provided utilize information from the sources listed below, and in some cases, are calculated based on the implied cumulative average growth rates expected to occur in the target years

1) Bloomberg Intelligence, Metaverse may be $800B market, next tech platform (Comprised of Social Media Ads, Gaming, AR & VR Hardware, Live Entertainment, Gaming Software, and Service Ads)
2) Vantage Market Research, Global VFX Market
3) Mordor Intelligence, Gaming Market – Growth, Trends, COVID-19 Impact, and Forecasts
4) MarketsandMarkets, Workplace Safety Market by Component
5) MarketsandMarkets, Sports Technology Market with COVID-19 Impact by Technology
6) Mordor Intelligence, Warehouse Robotics Market – Growth, Trends, COVID-19 Impact, and Forecasts
7) Research and Markets, Autonomous Mobile Robots Market Research Report
8) CDC, Work-Related Musculoskeletal Disorders & Ergonomics
9) Grand View Research, Drone Market
10) ReportLinker, Digital Health Global Market Report 2022

Movella

Proprietary and Confidential. © 2023 Movella Inc. All rights reserved.

11

Movella Offers a Full-Stack Solution Suite AI Cloud Motion Cloud analytics provide holistic human body and kinematics insights Analytics Visualization Desktop and mobile tools, graphics, and animation provide data visualization Software Motion Patented system and software with centimeter-level motion capture accuracy Capture on sumers experience mixed reality Sensor Proprietary algorithm determines orientation, position, and movement with sensors Fusion 12

Overview of Current End Markets Entertainment Health & Sports Automation & Mobility 38% of CY2021A Revenue 36% of CY2021A Revenue 26% of CY2021A Revenue Representative Customers Representative Customers Representative Customers Select Use Cases Select Use Cases Select Use Cases Note: CY2021A revenue by end market and other statistics as of 1/19/23 13

# Customer Case Study: Electronic Arts

## Leading game developer with renowned and award-winning titles such as FIFA, F1, and Battlefield


HYPERMOTION


DiRT
RALLY 2.0
AVAILABLE NOW

### Overview

Movella provides solutions to EA to facilitate motion-based game development by capturing and digitizing actors' movements for 3D character animation. Titles that Movella has directly provided support for include FIFA, F1, APEX Legends, Star Wars, Battlefield, and Dirt. Currently, Movella is working with EA to expand the FIFA use case of full team motion capture to other sports.




APEX
LEGENDS

### Why Movella?

- **High-quality production-ready:** recorded data goes directly in the pipeline with minimal data clean up
- **Ease-of-use:** light, portable solution that can be quickly set up, calibrated, and used stat
- **Flexibility:** easy to scale, outdoor and on-location recording, no studio required, recording anywhere, anytime

### Background of the FIFA Relationship

Movella currently supports 10+ EA studios globally. EA originally chose to work with Movella in 2010 for its unmatched inertial motion capture solutions, which were utilized to develop the award-winning FIFA video game franchise. In 2021, Movella captured high-quality motion data for 22 players simultaneously as they played a real match on a regulation soccer field.


STAR WARS
KNIGHTS
OLD REPUBLIC


BATTLEFIELD
V

Movella™

Proprietary and Confidential. © 2023 Movella Inc. All rights reserved.

14

Emerging Markets Represent Massive Upside to Already Large Addressable Market Large and Growing Total Addressable Market ($ in billions) $95.8 $60.5 $76.2 Emerging Markets $45.8 $43.9 $31.8 $12.3 $14.8 Cloud / Data Analytics $10.3 $3.6 $4.2 $4.8 Sensors & Software 2021A 2023E 2025E Source: Cloud / Data Analytics and New Markets market sizes based on management estimates; 15 Sensors & Software market size based on estimates from Yule Development Emerging Markets includes Metaverse, Vtubers, and B2C Health Applications & Services

Strong IP Portfolio and Know-how Provide Competitive Moat Highly advanced proprietary sensor and sensor fusion technology Core Technology Areas Covered by IP and Know-how 10+ Years of Technology In-House Know-how and IP Development 161 Issued, 14 Pending Patents Rich Sensor Heritage Magnetic Immunity 16

Full-Stack Movement Digitization Leadership Optical Motion Capture Inertial Motion Capture Inertial Sensor Full-Stack Inertial Competitors Competitors Module Competitors Motion Capture AI / Data Science Cloud / Analytics Visualization MoCap Sensor Fusion Sensors Sensor IP None Leader Note: Based on Movella management assessment 17

Growth Strategy Driven by Multiple Growth Vectors Growth of Established Channel / International Ramp of Newer New Products Expansion Products Markets(1) Selectively pursue acquisitions across all growth vectors 1) New Markets growth vector is not accounted for in revenue projections 18

Financial Summary

Financial Highlights 30% Strong and accelerating projected revenue growth from all current end markets – Entertainment, Health & CY2020A-CY2022E Sports, and Automation & Mobility Revenue CAGR 62% High expected gross margins driven by increasing SaaS software and high sensor margins protected by strong CY2022E Gross IP and know-how Margin Q3CY23 Adjusted EBITDA breakeven expected by Q3CY23 with modest capital requirements Expected Adjusted EBITDA Breakeven(1) 25-30% Attractive, expected long-term EBITDA margins achieved through high growth, high gross margins, and Long-Term EBITDA increasing operating leverage Margin Range Upside Incremental step function upside opportunities from emerging Metaverse, next-gen gaming, streaming, Opportunities digital health, and other high-growth applications Note: The financial highlights reflect the Company’s estimates solely as of 1/19/23. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information 1) Breakeven is on an Adjusted EBITDA basis. Adjusted EBITDA is a non-GAAP financial measure that 20 represents Movella’s net loss adjusted to exclude (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; and (5) provision for income taxes

Business Model Summary Integrated Full-Stack Solutions Movella’s products are sold as integrated sensor / software solutions(1) Full-stack gross margins 62%+ including sensors and software(2) Sensor revenue recognized upfront Attractive and sustainable sensor gross margins driven by proprietary sensor technology and know-how Transitioning from one-time license to annual subscription model Sales Channels Direct Sales: Indirect Sales: Land-and-expand strategy 100% channel partner with existing customers growth in CY2021A (62.3% CY2021A) (37.6% CY2021A) 1) Sales into Automation & Mobility applications are only comprised of sensor systems 21 2) 62%+ based on 2022E gross margin

# Growth Acceleration Driven by Salesforce and Channel Expansion, New Products and Applications

($ in millions)


Impact from COVID-19 related supply chain issues in 2Q
F/X headwinds
Consistently strong pipeline growth
Ramping of substantially expanded channel partner base in prior years
Increase in sales headcount
Ramp of newer products and introduction of new products
Continuation of prior year growth drivers, plus contribution from new vTuber / Influencer applications and new product introductions
$24.0
$34.4
$40.6
$60.1
$96.6
2020A
2021A
2022E
2023E
2024E
43%(1)
18%
48%
61%
YoY Baseline Revenue Growth Rate

Movella

Proprietary and Confidential. © 2023 Movella Inc. All rights reserved.

Note: Projected figures reflect the Company's estimates solely as of 1/19/23. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information

1) 39% organic growth without the effect of the Kinduct acquisition completed September 2020

22

Track Record of Revenue Growth with Expected Acceleration Projections Exclude Potential Step-Function Upside Growth Drivers ($ in millions) New Revenue Opportunities: Metaverse & Movella Health $35.0 $9.3 $96.6 $60.1 $40.6 $34.4 $24.0 2020A 2021A 2022E 2023E 2024E YoY Baseline Revenue 43%(1) 18% 48% 61% Growth Rate Note: Projected figures reflect the Company’s estimates solely as of 1/19/23. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, 23 accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information 1) 39% organic growth without the effect of the Kinduct acquisition completed September 2020

Breakeven Expected by Q3CY23 ($ in millions) $19.4 High gross margins enable rapid path to profitability(1) Minimal capital requirements to achieve profitability Adjusted EBITDA $0.0 ($7.0) ($10.3) ($13.5) 2020A 2021A 2022E 2023E 2024E Note: Projected figures reflect the Company’s estimates solely as of 1/19/23. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information 1) Profitability is on an Adjusted EBITDA basis. Adjusted EBITDA is a non-GAAP financial measure 24 that represents Movella’s net loss adjusted to exclude (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; and (5) provision for income taxes

Attractive Long-Term Financial Model Long-Term 2022E 2024E Model Key Growth Drivers Gross Growth of Established Products 62% 69% 75% Margin Channel / International Expansion Ramp of Newer Products New Markets (vTuber, Metaverse, Digital Health) OpEx % 99% 49% 40-45% Key Profitability Drivers Scaling with revenue growth at high gross margins Capital-efficient, capex light financial model EBITDA Breakeven(1) expected starting Q3CY23 (33%) 20% 25-30% Margin Note: Projected figures reflect the Company’s non-GAAP estimates solely as of 1/19/23. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information 1) Breakeven is on an Adjusted EBITDA basis. Adjusted EBITDA is a non-GAAP financial measure that 25 represents Movella’s net loss adjusted to exclude (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; and (5) provision for income taxes

Investment Highlights A global leader in digitization of movement with highly differentiated and integrated full-stack solutions Critical, scalable enabling technology for multiple high-growth emerging end markets and applications Proprietary technology protected by rich patent portfolio and decades of trade secrets & know-how Attractive financial profile with growth acceleration, high gross margins and operating leverage Capital-efficient financial model and near-term path to profitability(1) (breakeven expected by Q3CY23) Experienced leadership team with track record of scaling global businesses organically and inorganically Profitability is on an Adjusted EBITDA basis. Adjusted EBITDA is a non-GAAP financial measure that 26 represents Movella’s net loss adjusted to exclude (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; and (5) provision for income taxes

Appendix

# Product Roadmap Focused on Metaverse & High-Growth Applications

## Enabled by Differentiated Sensor and Software Technology Developed Over Prior 10+ Years


mCube













**2010 – 2015**
**Sensor Components & Modules**

- Developed world's smallest and lowest power MEMS inertial sensor components
- Sensor modules with embedded software and SDK
- Sensor fusion software for indoor micro-positioning

**2016 – 2020**
**Sensor Fusion Software & Systems**

- Sensor modules and visualization software
- 3D body motion capture and digitization
- Proprietary Magnetic Immunity
- Low-cost DOT SDK for app developer ecosystem

**2021 – 2025**
**Cloud Analytics → Metaverse**

- Motion Cloud → SaaS MoCap & health solutions
- Low-cost systems for mass market adoption in Metaverse and health
- AI predictive analytics for 3D human body movement
- Integrated inertial and optical motion capture

Movella

Proprietary and Confidential. © 2023 Movella Inc. All rights reserved.

28

Step-function upside opportunity

# Strategically Positioned as Enabler in the Metaverse Ecosystem

## Development Platforms

**ROBLOX** — User-driven online gaming platform and creation system

**Unity** — Cross-platform game engine and platform for creating interactive, real-time 3D content

**Unreal Engine** — Open and advanced real-time 3D creation tool for photoreal visuals and experiences

## Movella™

**Leading enabler of real-time movement in Metaverse**

## Virtual Environments

**Decentraland** — Virtual world offering wearable items, digital events, and play-to-earn games

**Meta** — Released Horizon Worlds, a virtual world of avatars

**The Sandbox** — Virtual world allowing players to build, own, and monetize gaming experiences

## Digital Avatars

**Genies** — Developer of personalized digital avatars used to drive increased engagement

**Microsoft Teams** — Rolling out features to allow for replacing appearances with virtual avatars in H1'22

**Ready Player Me** — Cross-game avatar platform for Metaverse

## Movella Integrations

Unity, Unreal Engine, Autodesk 3ds Max, Blender, Cinema 4D, Houdini, iClone 7, Maya, MotionBuilder, Notch, Pixotope

## Game Developers

**Activision** — Game developer (e.g., Call of Duty) recently acquired by Microsoft

**EA** — Leading publisher of digital interactive entertainment with 450M+ registered players

**Epic Games Store** — Game and software developer including Fortnite

Proprietary and Confidential. © 2023 Movella Inc. All rights reserved.

Note: Logos are a representation of the Metaverse ecosystem and current customers

29

Step-function upside opportunity OBSKUR is a Highly Scalable and Disruptive Asset Enabling Next-Gen Gamers, vTubers and Live Streamers to interact with their audiences, monitor engagement, and generate revenue Digital Avatars & Live Streaming Monetization Live-Streaming Software Platform Real-Time Avatar Movement Interactions Marketplace Events and characters for Virtual platform where creators Real-time, multimedia solutions for creators viewer engagement can purchase digital assets Focused on vTubing and digital avatar market OBSKUR supported by Movella’s MVN Mocap product Interactive content creation including live-streaming, motion capture and Metaverse games Capital purposefully utilized to maximih 30

Step-function upside opportunity Developer Ecosystem Creates Business Model Leverage Expanding Developer Base Around DOT Systems Generates Proliferating Universe of Use Cases 700+ DOT Sensor App (1) Exonetics Developers and Growing Sports Performance Tech BAX—U AKLOS Health Posture Improvement Tech Remote PT Solution OS Platform Movella fanmode Agnostic Fitlift Digitization of Sports Weight Lifting Tech DOT Sensors Experiencesi Kinesis Euleria Running Tech Remote PT Solution Unlimited Use Cases for Digitizing Movement Step Lab Gait Analysis Tech 1) 700+ DOT developers as of 10/3/22 31

Inertial Technologies Are Key to Future of Movement Digitization Market moving towards high quality, flexible and cost-effective motion capture solutions Traditional Optical Inertial Sensor Based Motion Future of Movement Motion Capture Capture Digitization Turns real-life movement into digital Turns real-life movement into digital data Broad growth market for different data using large number of cameras from using inertial measurement with built in technologies and approaches different views in a controlled studio sensors to detect position & movement Inertial systems will continue to be the sole environment solution for certain real-time movement use Lower cost and high portability; can be used in High fixed costs as it requires advanced any environment cases cameras and dedicated studio space Advanced Optical solutions (e.g., Optical+AI) Gaining share from Optical based on lower Limited use cases given inflexibility of costs, higher flexibility and ease of use while are currently in development and likely environment defining new use cases and markets limited to simple use cases that inertial typically does not address Fusion of Inertial and Advanced Optical will represent a complete, future-proof solution; Movella actively developing inertial + optical solution 32

# Transaction Overview

## Illustrative Sources

| Redemption Rate Scenarios | 0% | 90%[1] |
|---|---|---|
| SPAC Cash In Trust | $326 | $33 |
| Sponsor Promote (Pathfinder) | 41 | 41 |
| Sponsor Promote (Francisco Partners) | 10 | 10 |
| Francisco Partners Private Placement | 75 | 75 |
| Movella Equityholder Rollover[4] | 381 | 381 |
| **Total Sources** | **$834** | **$540** |

## Illustrative Uses

| Redemption Rate Scenarios | 0% | 90%[1] |
|---|---|---|
| Cash to Balance Sheet[2] | $361 | $68 |
| Sponsor Promote (Pathfinder) | 41 | 41 |
| Sponsor Promote (Francisco Partners) | 10 | 10 |
| Movella Equityholder Rollover[4] | 381 | 381 |
| Debt Paydown | 10 | 10 |
| Transaction Costs[7] | 30 | 30 |
| **Total Uses** | **$834** | **$540** |

## Illustrative Pro Forma Enterprise Value

| Redemption Rate Scenarios | 0% | 90%[1] |
|---|---|---|
| Shares Outstanding[3] | 79.9 | 50.7 |
| Share Price | $10.00 | $10.00 |
| **Post-Money Equity Value** | **$799** | **$507** |
| Less: Net Cash[5][6] | (290) | 4 |
| **Pro Forma Enterprise Value** | **$509** | **$510** |
| TEV / CY'23E Revenue | 8.5x | 8.5x |
| TEV / CY'24E Revenue | 5.3x | 5.3x |

## Transaction Summary

- Movella to combine with Pathfinder to become a publicly traded, NASDAQ-listed company
  - Pro forma enterprise value of $509 million for Movella[8]
  - Existing Movella shareholders to roll 100% of their equity
- Proceeds to be used to fund organic and inorganic growth, transaction expenses and general corporate purposes
- Committed financing of $75 million from Francisco Partners (together with its affiliates, "FP") – *described on following page*
- No minimum cash condition to closing[9]
- Anticipated transaction closing in the first quarter of CY2023

## Pro Forma Ownership

**0% Redemptions** | **90% Redemptions[1]**



5.1%
10.6%
43.6%
40.7%
8.1%
16.8%
6.4%
68.7%
Movella Shareholders
SPAC Public Shareholders
FP Shares
Sponsor Shares

Note: Figures in Sources & Uses are rounded for illustrative purposes
Note: 6.5M public warrants and 4.3M sponsor warrants are not reflected in pro forma cap table at close and are treated as out of money

1) 90% redemption scenario assumes 90% redemptions by Pathfinder public shareholders; FP to provide $75M in cash through a private placement
2) Cash, debt and cash-in-trust balances as of 09/30/22
3) Does not include the impact of any post-closing incentive equity plan
4) Calculated as $375M pre-money equity value plus aggregate exercise price of vested options
5) Excludes the impact of any derivative instrument that may be issued to reflect credit available against the note issued to FP in exchange for shares acquired through a private placement
6) Includes the impact of cash to balance sheet upon the exercise of Movella's vested options
7) Reflects estimated expenses for Pathfinder and Movella
8) Enterprise Value is calculated as the sum of the Company's post-money equity value and net debt. For purposes of these analyses, this investor presentation provides an illustrative pro forma enterprise value for the Company that incorporates an assumption that the $75M in aggregate principal amount incurred through the debt financing facilities with FP remains on the balance sheet in its full amount, and thus includes an approximately $75M net debt adjustment for such aggregate principal amounts remaining outstanding at the closing of the transaction
9) Assumes successful investment of $75M from FP

Movella™

Proprietary and Confidential. © 2023 Movella Inc. All rights reserved.

33

Overview of Committed Financing Novel debt + equity structure provided by affiliates of Francisco Partners (“FP”) ï,§ Private placement: $75M of shares of common stock of Pathfinder (after domestication into a Delaware corporation) will be acquired by FP (“FP Shares”) through a direct private placement substantially concurrent with closingï,§ 5-year note: At closing, Movella will be deemed to issue to FP a $75M PIK note with a 5-year term Key Elementsï,§ Company sale right / Credits against note: Movella will have unilateral right(1) to direct the sale of the FP Shares into the public market over life of the note; stock sale proceeds will be credited against the note balance according to a predetermined schedule with a sliding scale of percentage of proceeds (which percentage is a function of when proceeds are generated) applicable toward reduction of the FP note balance at a repayment or refinancing event ï,§ Certainty of closing of business combination transaction ï,§ Potential for orderly development of liquidity and trading of Movella stock post-closing given Company-directed sales Key Benefits of FP Shares ï,§ Company-directed sales of FP Shares may increase equity value by reducing note balance; sales at higher stock prices may drive higher increases in equity value 1) Subject to certain agreed exceptions 34

# Income Statement

($ in millions)

| | Historical | | Projected | | |
|---|---|---|---|---|---|
| *Fiscal Year Ending 12/31* | **2020A** | **2021A** | **2022E** | **2023E** | **2024E** |
| **Total Revenue** | **$24.0** | **$34.4** | **$40.6** | **$60.1** | **$96.6** |
| *YoY Growth* | *26%* | *43%* | *18%* | *48%* | *61%* |
| Gross Profit | 15.8 | 22.7 | 25.1 | 40.8 | 66.8 |
| ***Gross Margin*** | ***66%*** | ***66%*** | ***62%*** | ***68%*** | ***69%*** |
| Operating Expenses | 24.8 | 35.0 | 40.1 | 41.1 | 47.7 |
| *% of Revenue* | *103%* | *102%* | *99%* | *68%* | *49%* |
| Operating Income | (9.0) | (12.3) | (15.0) | (0.3) | 19.1 |
| *Operating Margin* | *NM* | *NM* | *NM* | *NM* | *20%* |
| **Adjusted EBITDA** | **($7.0)** | **($10.3)** | **($13.5)** | **$0.0** | **$19.4** |
| *EBITDA Margin* | *NM* | *NM* | *NM* | *0%* | *20%* |

Note: Figures above based on non-GAAP
Note: CY2020A excludes the impact of certain discontinued operations
Note: Revenue projections do not include revenue from New Market opportunities
Note: Excludes the impact of stock-based compensation and amortization of intangibles
Note: Adjusted EBITDA is a non-GAAP financial measure that represents Movella's net loss adjusted to exclude (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; and (5) provision for income taxes
Note: Projected figures reflect the Company's estimates solely as of 1/19/23. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information

Movella

Proprietary and Confidential. © 2023 Movella Inc. All rights reserved.

35

Non-GAAP Reconciliation ($ in millions) 2020A 2021A Net Income (GAAP) $30.8 ($17.7) Adjustments: Interest Expense $1.6 $2.0 Income Tax Expense (0.9) (0.7) Loss / Sale of Discontinued operations (41.3) 0.2 Depreciation and Amortization 4.7 7.3 Stock-based compensation 0.4 0.8 Other expenses (income), net (2.3) (2.1) Adjusted EBITDA ($7.0) ($10.3) 2020A 2021A Gross Profit (GAAP) $12.8 $18.0 Adjustments: Amortization of Intangibles 3.0 4.8 Non-GAAP Gross Profit $15.8 $22.7 2020A 2021A Net Income (GAAP) $30.8 ($17.7) Adjustments: Stock-based compensation $0.4 $0.8 Loss / Sale of Discontinued operations (41.3) 0.2 Non-GAAP Net Income ($10.2) ($16.7) Note: Historical Non-GAAP financial figures have been adjusted to exclude the impact of certain 36 operations so that they can be compared to projected financial figures and therefore will not match the Company’s audited financial statements. Such operations include Qingdao Hygealeo Technology Joint Venture and the Company’s discontinued “Components Business”

Risk Factors Certain Risk Related to Pathfinder and Movella and the Business Combination All references to the “Company,” “we,” “us,” “our” or “Movella” refer to the business of Movella Inc. and its subsidiaries, taken as a whole, unless the context otherwise requires. The risks noted below are not exhaustive and are qualified in their entirety by disclosures contained in future documents filed or furnished by the Company, Pathfinder Acquisition Corporation ( “Pathfinder”), and, after consummation of the proposed business combination and the related transactions contemplated among the parties (including the proposed financing by Francisco Partners (“FP”)) (collectively, the “Business Combination”), the combined company (the “combined company” or “NewCo”), or others, including FP, with the U.S. Securities and Exchange Commission (the “SEC”). The risks presented in such filings will include risks with respect to the business and securities of the Company, Pathfinder, and Newco, as well as risks related to the Business Combination and any related financing, and may differ significantly from and be more extensive than those presented below. Certain risks related to Path finder, Movella, and the Business Combination include the following: Pathfinder’s and Movella’s ability to complete the Business Combination, including the FP financing, during the anticipated timeframe or at all, including as a result of any changes in SEC regulations or policies related to business combinations involving SPACs that could adversely affect Pathfinder’s and Movella’s ability to negotiate and complete the Business Combination; Movella’s success in retaining or recruiting, or changes required in, officers, key employees, or directors following the Business Combination; The funds in the trust account being available to Pathfinder or the combined company; Pathfinder’s or the combined company’s ability to obtain additional financing to complete the Business Combination; Pathfinder’s public securities’ liquidity and trading and those of the combined company; The lack of a market for Pathfinder’s or the combined company’s securities; The use of funds not held in the trust account or available to Pathfinder from interest income on the trust account balance and the trust account not being subject to claims of third parties; The impact of the COVID-19 pandemic, macroeconomic conditions, and geopolitical crises; The number of Pathfinder shareholders voting against the business combination proposal; The occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement; The ability to achieve and maintain the listing of the combined company’s shares on a national securities exchange following the Business Combination; Changes adversely affecting the businesses in which Movella is engaged, including the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement or the consummation of the Business Combination; Management of growth and Movella’s ability to execute on its business strategy and plans; The result of future financing efforts; Risks related to regulatory matters, including trade policy and tariffs and laws and regulations related to anti -corruption, cyber security and privacy; Risks related to broad market acceptance of Movella’s current or future products and technology and Movella’s ability to successfully commercialize any anticipated products in a timely manner or at all, as well as Movella’s ability to accurately anticipate customer adoption rates and demand for its products and technologies; Movella’s future financial performance, including the risk that Movella’s financial results and business metrics are likely to fluctuate on a quarterly and annual basis; Market opportunity estimates and growth forecasts are subject to significant uncertainty and are based on assumptions and estimates that may not prove to be accurate; Risks related to Movella’s ability to retain and expand its customer base, the lack of long -term and binding commitments with customers, and its ability to compete effectively; Risks related to international operations and related regulatory risks; Risks related to our intellectual property, including our ability to protect our IP portfolio and risks related potential claims by third parties; Movella’s failure to raise additional capital or generate the significant capital necessary to maintain and expand its operations, and risks related to Movella’s ability to continue as a “going concern”; Movella’s ability implement and maintain sufficient internal control over financial reporting and disclosure controls and procedures, and its ability to report its financial results in an accurate and timely manner; Fluctuations in the stock price of the combined company’s securities; Any projections will not have been prepared with a view toward compliance with published guidelines of the American Institute of Certified Public Accountants, and have not been compiled or examined by any registered public accountants nor any other independent expert or outside party; Risks related to the limited public company experience among Movella’s management team and risks related to Movella’s ability to operate as a public company and comply with applicable law and regulations and corporate governance matters applicable to public companies, including those required by the SEC and applicable stock exchange; Certain of Pathfinder’s and Movella’s directors and officers and significant stakeholders may have interests in the Business Combination different from the interests of Pathfinder’s or Movella’s shareholders; The exercise of discretion by directors and officers Pathfinder or Movella in agreeing to changes to the terms, or waivers of closing conditions, in the definitive agreements with respect to the Business Combination and potential conflicts of interest of SPAC’s sponsor, directors and officers; Costs related to the Business Combination and the increased costs of being a public company following the consummation of the Business Combination; and Other risks described under the heading “Risk Factors” in Pathfinder’s Annual Report on Form 10 -K for the year ended December 31, 2021 and Pathfinder’s registration statement on Form S-1 (File No. 333-252498). 37